Exhibit 10.1

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into effective as of this 16th day of January, 2020 (the “Amendment Effective Date”), by and between IIP-AZ 1 LLC, a Delaware limited liability company (“Landlord”), and SGS ARIZONA, LLC, an Arizona limited liability company, formerly known as Sun Grown Solutions, LLC (“Tenant”).

RECITALS

A.               WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated as of December 15, 2017 (the “Existing Lease”), whereby Tenant leases the premises from Landlord located at 5900 West Greenhouse Drive in Willcox, Arizona; and

B.               WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.                Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2.                Term. Section 3.1 of the Existing Lease is hereby amended and restated in its entirety as follows:

“3.1.           Term. The actual term of this Lease (as the same may be extended or earlier terminated in accordance with this Lease, the “Term”) commenced on December 15, 2017 (the “Commencement Date”) and shall end on December 15, 2037, subject to extension or earlier termination of this Lease as provided herein.”

3.               TI Allowance. Tenant has requested, and Landlord has agreed, to increase the TI Allowance available to Tenant under the Lease by Two Million Dollars ($2,000,000.00) (the "Additional TI Allowance"), to be used to pay or reimburse Tenant for certain costs relating to upgrading the existing greenhouse structure and facilities on the Premises, subject to the terms and conditions set forth in the Lease. Accordingly, the first sentence of Section 5.1 of the Existing Lease is hereby amended and restated in its entirety as follows:

"Tenant shall cause appropriate improvements consistent with the Permitted Use (the "Tenant Improvements") to be constructed in the Premises pursuant to the Work Letter attached hereto as Exhibit E (the "Work Letter") at a cost to Landlord not to exceed Five Million Dollars ($5,000,000.00) (the "TI Allowance")."

In addition, Section 5.2 of the Existing Lease is hereby amended and restated in its entirety as follows:

"Tenant shall have until December 15, 2035 to request disbursement for the final installment of the TI Allowance, with each disbursement (other than the final disbursement) being no less than Five Hundred Thousand Dollars ($500,000.00). Landlord's obligation to disburse any of the TI Allowance shall be conditional upon Tenant's satisfaction of the conditions precedent to funding of the TI Allowance set forth in Section 6.3 of the Work Letter. In addition, Landlord's obligation to disburse any of the TI Allowance in excess of Four Million Five Hundred Thousand Dollars ($4,500,000.00) shall be conditioned upon the satisfaction of the following: (a) Tenant's delivery to Landlord of a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect and the general contractor or such other form or certification as may be reasonably acceptable to Landlord; (b) Tenant's satisfaction of the conditions precedent to funding of the TI Allowance set forth in Section 6.3 of the Work Letter; and (c) there shall be no uncured event of default by Tenant under this Lease."

4.                Base Rent and Property Management Fee. In consideration of the Additional TI Allowance, Tenant shall be obligated to pay an additional Twenty-Four Thousand Eight Hundred Seventy-Four and 65/100 Dollars ($24,874.65) of Base Rent per month (the “Additional TI Base Rent”), subject to adjustment as set forth in the Lease; provided, however, that a portion of the Additional TI Base Rent in the amount of Seven Thousand Four Hundred Sixty-Two and 39/100 ($7,462.39) per month shall be abated for a period of three (3) months commencing on the Amendment Effective Date and continuing through the date that is three (3) months after the Amendment Effective Date (the “Additional TI Base Rent Abatement Period”) for a total Base Rent abatement of Twenty-Two Thousand Three Hundred Eighty-Seven and 17/100 Dollars ($22,387.17), in the aggregate. Accordingly, notwithstanding anything contained in the Lease to the contrary, the monthly aggregate Base Rent and Property Management Fee for the initial Term of the Lease shall be as set forth in Exhibit A attached hereto and incorporated herein by reference.

5.                Termination of Existing Guaranties; Delivery of New Guaranty. Concurrently with the execution of this Amendment, The Pharm, LLC, a Delaware limited liability company (“New Guarantor”) shall execute and deliver to Landlord a Guaranty in the form attached as Exhibit B to this Amendment (the “New Guaranty”) confirming New Guarantor’s full and unconditional guaranty of Tenant’s obligations under the Lease, whether accruing before, on or after the Execution Date of the Existing Lease, including, without limitation, all of the obligations under the existing Guaranties (collectively, the “Existing Guaranties”) executed by Flying Dutchman Real Estate Holdings, LLC, Flying Dutchman Properties, LLC, Green Thumb Management, LLC, Pharm Ingram, LLC and Sensible Growth, LLC as Guarantors (collectively, the “Existing Guarantors”). In consideration of New Guarantor’s execution of the New Guaranty that guarantees Tenant’s Lease obligations incurred prior to, on and after the Execution Date of the Existing Lease, upon Landlord’s receipt of the New Guaranty duly executed by New Guarantor, (a) the Existing Guaranties shall be deemed terminated, and the Existing Guarantors shall be released from any and all claims of any nature (whether absolute or contingent, asserted or unasserted, known or unknown, primary or secondary, direct or indirect, in contract or in tort, liquidated or unliquidated, accrued or unaccrued, and whether arising under any agreement or understanding or otherwise at law or equity) that Landlord know has, has ever had or may hereafter have against the Existing Guarantors, arising out of or in any way connected with or related to the Existing Guaranties, (b) Recital C and Section 34 of the Existing Lease shall be deemed deleted in their entirety, (c) the obligations of New Guarantor shall be joint and several with Tenant’s obligations under the Lease and Tenant shall be obligated to cause New Guarantor to execute and deliver such further documentation as may be reasonably required from time to time to confirm New Guarantor’s full and unconditional guaranty of Tenant’s obligations under this Lease; (d) all references in the Lease to “Guarantor” shall mean and refer to the New Guarantor; and (e) all references in the Lease to a Guaranty shall mean and refer to the New Guaranty.

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6.               Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord Indemnitees for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

7.                No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

8.                Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

9.                Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

10.              Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

11.              Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

12.              Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

IIP-AZ 1 LLC,

a Delaware limited liability company

By:	/s/ Brian Wolfe
Name:	Brian Wolfe
Title:	Vice President, General Counsel and Secretary

TENANT:

SGS ARIZONA, LLC,

an Arizona limited liability company

By:	/s/ Mina Guiahi
Name:	Mina Guiahi
Title:	CFO

EXHIBIT A

BASE RENT AND PROPERTY MANAGEMENT FEE SCHEDULE

(See Attached)

The Pharm (AZ) Rent Schedule

		Initial Investment			1st Amendment			Total
	Date	Base Rent	Rent Abatement	Total Base Rent	Base Rent	Rent Abatement	Total Base Rent	Total Base Rent	Management Fee	Total Base Rent and Management Fee
1	12/15-12/31	115,161.29	(51,182.79)	63,978.50				63,978.50	1,727.42	65,705.92
2	1/1/2018	210,000.00	(93,333.33)	116,666.67				116,666.67	3,150.00	119,816.67
3	2/1/2018	210,000.00	(93,333.33)	116,666.67				116,666.67	3,150.00	119,816.67
4	3/1/2018	210,000.00	(74,139.78)	135,860.22				135,860.22	3,150.00	139,010.22
5	4/1/2018	210,000.00	-	210,000.00				210,000.00	3,150.00	213,150.00
6	5/1/2018	210,000.00	-	210,000.00				210,000.00	3,150.00	213,150.00
7	6/1/2018	210,000.00	-	210,000.00				210,000.00	3,150.00	213,150.00
8	7/1/2018	210,000.00	-	210,000.00				210,000.00	3,150.00	213,150.00
9	8/1/2018	210,000.00	-	210,000.00				210,000.00	3,150.00	213,150.00
10	9/1/2018	210,000.00	-	210,000.00				210,000.00	3,150.00	213,150.00
11	10/1/2018	210,000.00	-	210,000.00				210,000.00	3,150.00	213,150.00
12	11/1/2018	210,000.00	-	210,000.00				210,000.00	3,150.00	213,150.00
13	12/1/2018	213,742.74	-	213,742.74				213,742.74	3,206.14	216,948.88
14	1/1/2019	216,825.00	-	216,825.00				216,825.00	3,252.38	220,077.38
15	2/1/2019	216,825.00	-	216,825.00				216,825.00	3,252.38	220,077.38
16	3/1/2019	216,825.00	-	216,825.00				216,825.00	3,252.38	220,077.38
17	4/1/2019	216,825.00	-	216,825.00				216,825.00	3,252.38	220,077.38
18	5/1/2019	216,825.00	-	216,825.00				216,825.00	3,252.38	220,077.38
19	6/1/2019	216,825.00	-	216,825.00				216,825.00	3,252.38	220,077.38
20	7/1/2019	216,825.00	-	216,825.00				216,825.00	3,252.38	220,077.38
21	8/1/2019	216,825.00	-	216,825.00				216,825.00	3,252.38	220,077.38
22	9/1/2019	216,825.00	-	216,825.00				216,825.00	3,252.38	220,077.38
23	10/1/2019	216,825.00	-	216,825.00				216,825.00	3,252.38	220,077.38
24	11/1/2019	216,825.00	-	216,825.00				216,825.00	3,252.38	220,077.38
25	12/1/2019	220,689.38	-	220,689.38				220,689.38	3,310.34	223,999.72
26	1/1/2020	223,871.81	-	223,871.81	12,036.12	(3,610.84)	8,425.28	232,297.10	3,538.62	235,835.71
27	2/1/2020	223,871.81	-	223,871.81	24,874.65	(7,462.39)	17,412.25	241,284.06	3,731.20	245,015.26
28	3/1/2020	223,871.81	-	223,871.81	24,874.65	(7,462.39)	17,412.25	241,284.06	3,731.20	245,015.26
29	4/1/2020	223,871.81	-	223,871.81	24,874.65	(3,851.56)	21,023.09	244,894.90	3,731.20	248,626.10
30	5/1/2020	223,871.81	-	223,871.81	24,874.65		24,874.65	248,746.46	3,731.20	252,477.66
31	6/1/2020	223,871.81	-	223,871.81	24,874.65		24,874.65	248,746.46	3,731.20	252,477.66
32	7/1/2020	223,871.81	-	223,871.81	24,874.65		24,874.65	248,746.46	3,731.20	252,477.66
33	8/1/2020	223,871.81	-	223,871.81	24,874.65		24,874.65	248,746.46	3,731.20	252,477.66
34	9/1/2020	223,871.81	-	223,871.81	24,874.65		24,874.65	248,746.46	3,731.20	252,477.66
35	10/1/2020	223,871.81	-	223,871.81	24,874.65		24,874.65	248,746.46	3,731.20	252,477.66
36	11/1/2020	223,871.81	-	223,871.81	24,874.65		24,874.65	248,746.46	3,731.20	252,477.66
37	12/1/2020	227,861.79	-	227,861.79	25,317.98		25,317.98	253,179.76	3,797.70	256,977.46
38	1/1/2021	231,147.65	-	231,147.65	25,683.07		25,683.07	256,830.72	3,852.46	260,683.18
39	2/1/2021	231,147.65	-	231,147.65	25,683.07		25,683.07	256,830.72	3,852.46	260,683.18
40	3/1/2021	231,147.65	-	231,147.65	25,683.07		25,683.07	256,830.72	3,852.46	260,683.18
41	4/1/2021	231,147.65	-	231,147.65	25,683.07		25,683.07	256,830.72	3,852.46	260,683.18
42	5/1/2021	231,147.65	-	231,147.65	25,683.07		25,683.07	256,830.72	3,852.46	260,683.18
43	6/1/2021	231,147.65	-	231,147.65	25,683.07		25,683.07	256,830.72	3,852.46	260,683.18
44	7/1/2021	231,147.65	-	231,147.65	25,683.07		25,683.07	256,830.72	3,852.46	260,683.18
45	8/1/2021	231,147.65	-	231,147.65	25,683.07		25,683.07	256,830.72	3,852.46	260,683.18
46	9/1/2021	231,147.65	-	231,147.65	25,683.07		25,683.07	256,830.72	3,852.46	260,683.18
47	10/1/2021	231,147.65	-	231,147.65	25,683.07		25,683.07	256,830.72	3,852.46	260,683.18
48	11/1/2021	231,147.65	-	231,147.65	25,683.07		25,683.07	256,830.72	3,852.46	260,683.18
49	12/1/2021	235,267.29	-	235,267.29	26,140.81		26,140.81	261,408.10	3,921.12	265,329.23
50	1/1/2022	238,659.94	-	238,659.94	26,517.77		26,517.77	265,177.72	3,977.67	269,155.38
51	2/1/2022	238,659.94	-	238,659.94	26,517.77		26,517.77	265,177.72	3,977.67	269,155.38
52	3/1/2022	238,659.94	-	238,659.94	26,517.77		26,517.77	265,177.72	3,977.67	269,155.38
53	4/1/2022	238,659.94	-	238,659.94	26,517.77		26,517.77	265,177.72	3,977.67	269,155.38
54	5/1/2022	238,659.94	-	238,659.94	26,517.77		26,517.77	265,177.72	3,977.67	269,155.38
55	6/1/2022	238,659.94	-	238,659.94	26,517.77		26,517.77	265,177.72	3,977.67	269,155.38
56	7/1/2022	238,659.94	-	238,659.94	26,517.77		26,517.77	265,177.72	3,977.67	269,155.38
57	8/1/2022	238,659.94	-	238,659.94	26,517.77		26,517.77	265,177.72	3,977.67	269,155.38
58	9/1/2022	238,659.94	-	238,659.94	26,517.77		26,517.77	265,177.72	3,977.67	269,155.38
59	10/1/2022	238,659.94	-	238,659.94	26,517.77		26,517.77	265,177.72	3,977.67	269,155.38
60	11/1/2022	238,659.94	-	238,659.94	26,517.77		26,517.77	265,177.72	3,977.67	269,155.38
61	12/1/2022	242,913.48	-	242,913.48	26,990.39		26,990.39	269,903.87	4,048.56	273,952.43
62	1/1/2023	246,416.39	-	246,416.39	27,379.60		27,379.60	273,795.99	4,106.94	277,902.93
63	2/1/2023	246,416.39	-	246,416.39	27,379.60		27,379.60	273,795.99	4,106.94	277,902.93
64	3/1/2023	246,416.39	-	246,416.39	27,379.60		27,379.60	273,795.99	4,106.94	277,902.93
65	4/1/2023	246,416.39	-	246,416.39	27,379.60		27,379.60	273,795.99	4,106.94	277,902.93
66	5/1/2023	246,416.39	-	246,416.39	27,379.60		27,379.60	273,795.99	4,106.94	277,902.93
67	6/1/2023	246,416.39	-	246,416.39	27,379.60		27,379.60	273,795.99	4,106.94	277,902.93
68	7/1/2023	246,416.39	-	246,416.39	27,379.60		27,379.60	273,795.99	4,106.94	277,902.93
69	8/1/2023	246,416.39	-	246,416.39	27,379.60		27,379.60	273,795.99	4,106.94	277,902.93
70	9/1/2023	246,416.39	-	246,416.39	27,379.60		27,379.60	273,795.99	4,106.94	277,902.93
71	10/1/2023	246,416.39	-	246,416.39	27,379.60		27,379.60	273,795.99	4,106.94	277,902.93
72	11/1/2023	246,416.39	-	246,416.39	27,379.60		27,379.60	273,795.99	4,106.94	277,902.93
73	12/1/2023	250,808.17	-	250,808.17	27,867.57		27,867.57	278,675.74	4,180.14	282,855.88
74	1/1/2024	254,424.93	-	254,424.93	28,269.44		28,269.44	282,694.36	4,240.42	286,934.78
75	2/1/2024	254,424.93	-	254,424.93	28,269.44		28,269.44	282,694.36	4,240.42	286,934.78
76	3/1/2024	254,424.93	-	254,424.93	28,269.44		28,269.44	282,694.36	4,240.42	286,934.78
77	4/1/2024	254,424.93	-	254,424.93	28,269.44		28,269.44	282,694.36	4,240.42	286,934.78
78	5/1/2024	254,424.93	-	254,424.93	28,269.44		28,269.44	282,694.36	4,240.42	286,934.78
79	6/1/2024	254,424.93	-	254,424.93	28,269.44		28,269.44	282,694.36	4,240.42	286,934.78
80	7/1/2024	254,424.93	-	254,424.93	28,269.44		28,269.44	282,694.36	4,240.42	286,934.78
81	8/1/2024	254,424.93	-	254,424.93	28,269.44		28,269.44	282,694.36	4,240.42	286,934.78
82	9/1/2024	254,424.93	-	254,424.93	28,269.44		28,269.44	282,694.36	4,240.42	286,934.78
83	10/1/2024	254,424.93	-	254,424.93	28,269.44		28,269.44	282,694.36	4,240.42	286,934.78
84	11/1/2024	254,424.93	-	254,424.93	28,269.44		28,269.44	282,694.36	4,240.42	286,934.78
85	12/1/2024	258,959.43	-	258,959.43	28,773.27		28,773.27	287,732.71	4,315.99	292,048.70
86	1/1/2025	262,693.74	-	262,693.74	29,188.19		29,188.19	291,881.93	4,378.23	296,260.16
87	2/1/2025	262,693.74	-	262,693.74	29,188.19		29,188.19	291,881.93	4,378.23	296,260.16
88	3/1/2025	262,693.74	-	262,693.74	29,188.19		29,188.19	291,881.93	4,378.23	296,260.16
89	4/1/2025	262,693.74	-	262,693.74	29,188.19		29,188.19	291,881.93	4,378.23	296,260.16
90	5/1/2025	262,693.74	-	262,693.74	29,188.19		29,188.19	291,881.93	4,378.23	296,260.16
91	6/1/2025	262,693.74	-	262,693.74	29,188.19		29,188.19	291,881.93	4,378.23	296,260.16
92	7/1/2025	262,693.74	-	262,693.74	29,188.19		29,188.19	291,881.93	4,378.23	296,260.16
93	8/1/2025	262,693.74	-	262,693.74	29,188.19		29,188.19	291,881.93	4,378.23	296,260.16
94	9/1/2025	262,693.74	-	262,693.74	29,188.19		29,188.19	291,881.93	4,378.23	296,260.16
95	10/1/2025	262,693.74	-	262,693.74	29,188.19		29,188.19	291,881.93	4,378.23	296,260.16
96	11/1/2025	262,693.74	-	262,693.74	29,188.19		29,188.19	291,881.93	4,378.23	296,260.16
97	12/1/2025	267,375.62	-	267,375.62	29,708.40		29,708.40	297,084.02	4,456.26	301,540.28
98	1/1/2026	271,231.28	-	271,231.28	30,136.81		30,136.81	301,368.09	4,520.52	305,888.61
99	2/1/2026	271,231.28	-	271,231.28	30,136.81		30,136.81	301,368.09	4,520.52	305,888.61
100	3/1/2026	271,231.28	-	271,231.28	30,136.81		30,136.81	301,368.09	4,520.52	305,888.61
101	4/1/2026	271,231.28	-	271,231.28	30,136.81		30,136.81	301,368.09	4,520.52	305,888.61
102	5/1/2026	271,231.28	-	271,231.28	30,136.81		30,136.81	301,368.09	4,520.52	305,888.61
103	6/1/2026	271,231.28	-	271,231.28	30,136.81		30,136.81	301,368.09	4,520.52	305,888.61

The Pharm (AZ) Rent Schedule

		Initial Investment			1st Amendment			Total
	Date	Base Rent	Rent Abatement	Total Base Rent	Base Rent	Rent Abatement	Total Base Rent	Total Base Rent	Management Fee	Total Base Rent and Management Fee
104	7/1/2026	271,231.28	-	271,231.28	30,136.81		30,136.81	301,368.09	4,520.52	305,888.61
105	8/1/2026	271,231.28	-	271,231.28	30,136.81		30,136.81	301,368.09	4,520.52	305,888.61
106	9/1/2026	271,231.28	-	271,231.28	30,136.81		30,136.81	301,368.09	4,520.52	305,888.61
107	10/1/2026	271,231.28	-	271,231.28	30,136.81		30,136.81	301,368.09	4,520.52	305,888.61
108	11/1/2026	271,231.28	-	271,231.28	30,136.81		30,136.81	301,368.09	4,520.52	305,888.61
109	12/1/2026	276,065.32	-	276,065.32	30,673.92		30,673.92	306,739.25	4,601.09	311,340.34
110	1/1/2027	280,046.30	-	280,046.30	31,116.26		31,116.26	311,162.55	4,667.44	315,829.99
111	2/1/2027	280,046.30	-	280,046.30	31,116.26		31,116.26	311,162.55	4,667.44	315,829.99
112	3/1/2027	280,046.30	-	280,046.30	31,116.26		31,116.26	311,162.55	4,667.44	315,829.99
113	4/1/2027	280,046.30	-	280,046.30	31,116.26		31,116.26	311,162.55	4,667.44	315,829.99
114	5/1/2027	280,046.30	-	280,046.30	31,116.26		31,116.26	311,162.55	4,667.44	315,829.99
115	6/1/2027	280,046.30	-	280,046.30	31,116.26		31,116.26	311,162.55	4,667.44	315,829.99
116	7/1/2027	280,046.30	-	280,046.30	31,116.26		31,116.26	311,162.55	4,667.44	315,829.99
117	8/1/2027	280,046.30	-	280,046.30	31,116.26		31,116.26	311,162.55	4,667.44	315,829.99
118	9/1/2027	280,046.30	-	280,046.30	31,116.26		31,116.26	311,162.55	4,667.44	315,829.99
119	10/1/2027	280,046.30	-	280,046.30	31,116.26		31,116.26	311,162.55	4,667.44	315,829.99
120	11/1/2027	280,046.30	-	280,046.30	31,116.26		31,116.26	311,162.55	4,667.44	315,829.99
121	12/1/2027	285,037.45	-	285,037.45	31,670.83		31,670.83	316,708.27	4,750.62	321,458.90
122	1/1/2028	289,147.80	-	289,147.80	32,127.53		32,127.53	321,275.34	4,819.13	326,094.47
123	2/1/2028	289,147.80	-	289,147.80	32,127.53		32,127.53	321,275.34	4,819.13	326,094.47
124	3/1/2028	289,147.80	-	289,147.80	32,127.53		32,127.53	321,275.34	4,819.13	326,094.47
125	4/1/2028	289,147.80	-	289,147.80	32,127.53		32,127.53	321,275.34	4,819.13	326,094.47
126	5/1/2028	289,147.80	-	289,147.80	32,127.53		32,127.53	321,275.34	4,819.13	326,094.47
127	6/1/2028	289,147.80	-	289,147.80	32,127.53		32,127.53	321,275.34	4,819.13	326,094.47
128	7/1/2028	289,147.80	-	289,147.80	32,127.53		32,127.53	321,275.34	4,819.13	326,094.47
129	8/1/2028	289,147.80	-	289,147.80	32,127.53		32,127.53	321,275.34	4,819.13	326,094.47
130	9/1/2028	289,147.80	-	289,147.80	32,127.53		32,127.53	321,275.34	4,819.13	326,094.47
131	10/1/2028	289,147.80	-	289,147.80	32,127.53		32,127.53	321,275.34	4,819.13	326,094.47
132	11/1/2028	289,147.80	-	289,147.80	32,127.53		32,127.53	321,275.34	4,819.13	326,094.47
133	12/1/2028	294,301.16	-	294,301.16	32,700.13		32,700.13	327,001.29	4,905.02	331,906.31
134	1/1/2029	298,545.11	-	298,545.11	33,171.68		33,171.68	331,716.79	4,975.75	336,692.54
135	2/1/2029	298,545.11	-	298,545.11	33,171.68		33,171.68	331,716.79	4,975.75	336,692.54
136	3/1/2029	298,545.11	-	298,545.11	33,171.68		33,171.68	331,716.79	4,975.75	336,692.54
137	4/1/2029	298,545.11	-	298,545.11	33,171.68		33,171.68	331,716.79	4,975.75	336,692.54
138	5/1/2029	298,545.11	-	298,545.11	33,171.68		33,171.68	331,716.79	4,975.75	336,692.54
139	6/1/2029	298,545.11	-	298,545.11	33,171.68		33,171.68	331,716.79	4,975.75	336,692.54
140	7/1/2029	298,545.11	-	298,545.11	33,171.68		33,171.68	331,716.79	4,975.75	336,692.54
141	8/1/2029	298,545.11	-	298,545.11	33,171.68		33,171.68	331,716.79	4,975.75	336,692.54
142	9/1/2029	298,545.11	-	298,545.11	33,171.68		33,171.68	331,716.79	4,975.75	336,692.54
143	10/1/2029	298,545.11	-	298,545.11	33,171.68		33,171.68	331,716.79	4,975.75	336,692.54
144	11/1/2029	298,545.11	-	298,545.11	33,171.68		33,171.68	331,716.79	4,975.75	336,692.54
145	12/1/2029	303,865.95	-	303,865.95	33,762.88		33,762.88	337,628.84	5,064.43	342,693.27
146	1/1/2030	308,247.82	-	308,247.82	34,249.76		34,249.76	342,497.58	5,137.46	347,635.05
147	2/1/2030	308,247.82	-	308,247.82	34,249.76		34,249.76	342,497.58	5,137.46	347,635.05
148	3/1/2030	308,247.82	-	308,247.82	34,249.76		34,249.76	342,497.58	5,137.46	347,635.05
149	4/1/2030	308,247.82	-	308,247.82	34,249.76		34,249.76	342,497.58	5,137.46	347,635.05
150	5/1/2030	308,247.82	-	308,247.82	34,249.76		34,249.76	342,497.58	5,137.46	347,635.05
151	6/1/2030	308,247.82	-	308,247.82	34,249.76		34,249.76	342,497.58	5,137.46	347,635.05
152	7/1/2030	308,247.82	-	308,247.82	34,249.76		34,249.76	342,497.58	5,137.46	347,635.05
153	8/1/2030	308,247.82	-	308,247.82	34,249.76		34,249.76	342,497.58	5,137.46	347,635.05
154	9/1/2030	308,247.82	-	308,247.82	34,249.76		34,249.76	342,497.58	5,137.46	347,635.05
155	10/1/2030	308,247.82	-	308,247.82	34,249.76		34,249.76	342,497.58	5,137.46	347,635.05
156	11/1/2030	308,247.82	-	308,247.82	34,249.76		34,249.76	342,497.58	5,137.46	347,635.05
157	12/1/2030	313,741.60	-	313,741.60	34,860.18		34,860.18	348,601.77	5,229.03	353,830.80
158	1/1/2031	318,265.88	-	318,265.88	35,362.88		35,362.88	353,628.75	5,304.43	358,933.18
159	2/1/2031	318,265.88	-	318,265.88	35,362.88		35,362.88	353,628.75	5,304.43	358,933.18
160	3/1/2031	318,265.88	-	318,265.88	35,362.88		35,362.88	353,628.75	5,304.43	358,933.18
161	4/1/2031	318,265.88	-	318,265.88	35,362.88		35,362.88	353,628.75	5,304.43	358,933.18
162	5/1/2031	318,265.88	-	318,265.88	35,362.88		35,362.88	353,628.75	5,304.43	358,933.18
163	6/1/2031	318,265.88	-	318,265.88	35,362.88		35,362.88	353,628.75	5,304.43	358,933.18
164	7/1/2031	318,265.88	-	318,265.88	35,362.88		35,362.88	353,628.75	5,304.43	358,933.18
165	8/1/2031	318,265.88	-	318,265.88	35,362.88		35,362.88	353,628.75	5,304.43	358,933.18
166	9/1/2031	318,265.88	-	318,265.88	35,362.88		35,362.88	353,628.75	5,304.43	358,933.18
167	10/1/2031	318,265.88	-	318,265.88	35,362.88		35,362.88	353,628.75	5,304.43	358,933.18
168	11/1/2031	318,265.88	-	318,265.88	35,362.88		35,362.88	353,628.75	5,304.43	358,933.18
169	12/1/2031	323,938.20	-	323,938.20	35,993.13		35,993.13	359,931.33	5,398.97	365,330.30
170	1/1/2032	328,609.52	-	328,609.52	36,512.17		36,512.17	365,121.69	5,476.83	370,598.51
171	2/1/2032	328,609.52	-	328,609.52	36,512.17		36,512.17	365,121.69	5,476.83	370,598.51
172	3/1/2032	328,609.52	-	328,609.52	36,512.17		36,512.17	365,121.69	5,476.83	370,598.51
173	4/1/2032	328,609.52	-	328,609.52	36,512.17		36,512.17	365,121.69	5,476.83	370,598.51
174	5/1/2032	328,609.52	-	328,609.52	36,512.17		36,512.17	365,121.69	5,476.83	370,598.51
175	6/1/2032	328,609.52	-	328,609.52	36,512.17		36,512.17	365,121.69	5,476.83	370,598.51
176	7/1/2032	328,609.52	-	328,609.52	36,512.17		36,512.17	365,121.69	5,476.83	370,598.51
177	8/1/2032	328,609.52	-	328,609.52	36,512.17		36,512.17	365,121.69	5,476.83	370,598.51
178	9/1/2032	328,609.52	-	328,609.52	36,512.17		36,512.17	365,121.69	5,476.83	370,598.51
179	10/1/2032	328,609.52	-	328,609.52	36,512.17		36,512.17	365,121.69	5,476.83	370,598.51
180	11/1/2032	328,609.52	-	328,609.52	36,512.17		36,512.17	365,121.69	5,476.83	370,598.51
181	12/1/2032	334,466.19	-	334,466.19	37,162.91		37,162.91	371,629.10	5,574.44	377,203.53
182	1/1/2033	339,289.33	-	339,289.33	37,698.81		37,698.81	376,988.14	5,654.82	382,642.96
183	2/1/2033	339,289.33	-	339,289.33	37,698.81		37,698.81	376,988.14	5,654.82	382,642.96
184	3/1/2033	339,289.33	-	339,289.33	37,698.81		37,698.81	376,988.14	5,654.82	382,642.96
185	4/1/2033	339,289.33	-	339,289.33	37,698.81		37,698.81	376,988.14	5,654.82	382,642.96
186	5/1/2033	339,289.33	-	339,289.33	37,698.81		37,698.81	376,988.14	5,654.82	382,642.96
187	6/1/2033	339,289.33	-	339,289.33	37,698.81		37,698.81	376,988.14	5,654.82	382,642.96
188	7/1/2033	339,289.33	-	339,289.33	37,698.81		37,698.81	376,988.14	5,654.82	382,642.96
189	8/1/2033	339,289.33	-	339,289.33	37,698.81		37,698.81	376,988.14	5,654.82	382,642.96
190	9/1/2033	339,289.33	-	339,289.33	37,698.81		37,698.81	376,988.14	5,654.82	382,642.96
191	10/1/2033	339,289.33	-	339,289.33	37,698.81		37,698.81	376,988.14	5,654.82	382,642.96
192	11/1/2033	339,289.33	-	339,289.33	37,698.81		37,698.81	376,988.14	5,654.82	382,642.96
193	12/1/2033	345,336.34	-	345,336.34	38,370.70		38,370.70	383,707.04	5,755.61	389,462.65
194	1/1/2034	350,316.23	-	350,316.23	38,924.03		38,924.03	389,240.26	5,838.60	395,078.86
195	2/1/2034	350,316.23	-	350,316.23	38,924.03		38,924.03	389,240.26	5,838.60	395,078.86
196	3/1/2034	350,316.23	-	350,316.23	38,924.03		38,924.03	389,240.26	5,838.60	395,078.86
197	4/1/2034	350,316.23	-	350,316.23	38,924.03		38,924.03	389,240.26	5,838.60	395,078.86
198	5/1/2034	350,316.23	-	350,316.23	38,924.03		38,924.03	389,240.26	5,838.60	395,078.86
199	6/1/2034	350,316.23	-	350,316.23	38,924.03		38,924.03	389,240.26	5,838.60	395,078.86
200	7/1/2034	350,316.23	-	350,316.23	38,924.03		38,924.03	389,240.26	5,838.60	395,078.86
201	8/1/2034	350,316.23	-	350,316.23	38,924.03		38,924.03	389,240.26	5,838.60	395,078.86
202	9/1/2034	350,316.23	-	350,316.23	38,924.03		38,924.03	389,240.26	5,838.60	395,078.86
203	10/1/2034	350,316.23	-	350,316.23	38,924.03		38,924.03	389,240.26	5,838.60	395,078.86
204	11/1/2034	350,316.23	-	350,316.23	38,924.03		38,924.03	389,240.26	5,838.60	395,078.86
205	12/1/2034	356,559.77	-	356,559.77	39,617.75		39,617.75	396,177.52	5,942.66	402,120.19
206	1/1/2035	361,701.51	-	361,701.51	40,189.06		40,189.06	401,890.57	6,028.36	407,918.92

The Pharm (AZ) Rent Schedule

		Initial Investment			1st Amendment			Total
	Date	Base Rent	Rent Abatement	Total Base Rent	Base Rent	Rent Abatement	Total Base Rent	Total Base Rent	Management Fee	Total Base Rent and Management Fee
207	2/1/2035	361,701.51	-	361,701.51	40,189.06		40,189.06	401,890.57	6,028.36	407,918.92
208	3/1/2035	361,701.51	-	361,701.51	40,189.06		40,189.06	401,890.57	6,028.36	407,918.92
209	4/1/2035	361,701.51	-	361,701.51	40,189.06		40,189.06	401,890.57	6,028.36	407,918.92
210	5/1/2035	361,701.51	-	361,701.51	40,189.06		40,189.06	401,890.57	6,028.36	407,918.92
211	6/1/2035	361,701.51	-	361,701.51	40,189.06		40,189.06	401,890.57	6,028.36	407,918.92
212	7/1/2035	361,701.51	-	361,701.51	40,189.06		40,189.06	401,890.57	6,028.36	407,918.92
213	8/1/2035	361,701.51	-	361,701.51	40,189.06		40,189.06	401,890.57	6,028.36	407,918.92
214	9/1/2035	361,701.51	-	361,701.51	40,189.06		40,189.06	401,890.57	6,028.36	407,918.92
215	10/1/2035	361,701.51	-	361,701.51	40,189.06		40,189.06	401,890.57	6,028.36	407,918.92
216	11/1/2035	361,701.51	-	361,701.51	40,189.06		40,189.06	401,890.57	6,028.36	407,918.92
217	12/1/2035	368,147.96	-	368,147.96	40,905.33		40,905.33	409,053.29	6,135.80	415,189.09
218	1/1/2036	373,456.81	-	373,456.81	41,495.20		41,495.20	414,952.01	6,224.28	421,176.29
219	2/1/2036	373,456.81	-	373,456.81	41,495.20		41,495.20	414,952.01	6,224.28	421,176.29
220	3/1/2036	373,456.81	-	373,456.81	41,495.20		41,495.20	414,952.01	6,224.28	421,176.29
221	4/1/2036	373,456.81	-	373,456.81	41,495.20		41,495.20	414,952.01	6,224.28	421,176.29
222	5/1/2036	373,456.81	-	373,456.81	41,495.20		41,495.20	414,952.01	6,224.28	421,176.29
223	6/1/2036	373,456.81	-	373,456.81	41,495.20		41,495.20	414,952.01	6,224.28	421,176.29
224	7/1/2036	373,456.81	-	373,456.81	41,495.20		41,495.20	414,952.01	6,224.28	421,176.29
225	8/1/2036	373,456.81	-	373,456.81	41,495.20		41,495.20	414,952.01	6,224.28	421,176.29
226	9/1/2036	373,456.81	-	373,456.81	41,495.20		41,495.20	414,952.01	6,224.28	421,176.29
227	10/1/2036	373,456.81	-	373,456.81	41,495.20		41,495.20	414,952.01	6,224.28	421,176.29
228	11/1/2036	373,456.81	-	373,456.81	41,495.20		41,495.20	414,952.01	6,224.28	421,176.29
229	12/1/2036	380,112.77	-	380,112.77	42,234.75		42,234.75	422,347.52	6,335.21	428,682.74
230	1/1/2037	385,594.15	-	385,594.15	42,843.79		42,843.79	428,437.95	6,426.57	434,864.52
231	2/1/2037	385,594.15	-	385,594.15	42,843.79		42,843.79	428,437.95	6,426.57	434,864.52
232	3/1/2037	385,594.15	-	385,594.15	42,843.79		42,843.79	428,437.95	6,426.57	434,864.52
233	4/1/2037	385,594.15	-	385,594.15	42,843.79		42,843.79	428,437.95	6,426.57	434,864.52
234	5/1/2037	385,594.15	-	385,594.15	42,843.79		42,843.79	428,437.95	6,426.57	434,864.52
235	6/1/2037	385,594.15	-	385,594.15	42,843.79		42,843.79	428,437.95	6,426.57	434,864.52
236	7/1/2037	385,594.15	-	385,594.15	42,843.79		42,843.79	428,437.95	6,426.57	434,864.52
237	8/1/2037	385,594.15	-	385,594.15	42,843.79		42,843.79	428,437.95	6,426.57	434,864.52
238	9/1/2037	385,594.15	-	385,594.15	42,843.79		42,843.79	428,437.95	6,426.57	434,864.52
239	10/1/2037	385,594.15	-	385,594.15	42,843.79		42,843.79	428,437.95	6,426.57	434,864.52
240	11/1/2037	385,594.15	-	385,594.15	42,843.79		42,843.79	428,437.95	6,426.57	434,864.52
241	12/1/2037-12/14/2037	174,139.30	-	174,139.30	19,348.81		19,348.81	193,488.11	2,902.32	196,390.43

EXHIBIT B

FORM OF NEW GUARANTY

(See Attached)

GUARANTY OF LEASE

This Guaranty of Lease ("Guaranty") is executed effective on the 16th day of January, 2020, by The Pharm, LLC, a Delaware limited liability company ("Guarantor"), whose address for notices is 7201 E. Camelback Road, Suite 350, Scottsdale, AZ 85251, in favor of IIP-AZ 1 LLC, a Delaware limited liability company ("Landlord"), whose address for notices is 11440 West Bernardo Court, Suite 100, San Diego, California 92127, Attn: General Counsel.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor covenants and agrees as follows:

1.            Recitals. This Guaranty is made with reference to the following recitals of facts which constitute a material part of this Guaranty:

(a)              Landlord, as Landlord, and SGS Arizona, LLC, an Arizona limited liability company, formerly known as Sun Grown Solutions, LLC, as Tenant ("Tenant"), entered into that certain Lease dated as of December 15, 2017 (the "Original Lease"), as amended by that certain First Amendment to Lease dated January 16, 2020 (the "First Amendment" and together with the Original Lease, the "Lease"), with respect to the real property located at 5900 West Greenhouse Drive, Willcox, Arizona, as more particularly described in the Lease (the "Leased Premises").

(b)              Guarantor is the direct or indirect parent company of Tenant and is therefore receiving a substantial benefit for executing this Guaranty.

(c)              Landlord would not have entered into the First Amendment with Tenant, which includes the termination of the Guaranties (collectively, the "Existing Guaranties") executed by Flying Dutchman Real Estate Holdings, LLC, Flying Dutchman Properties, LLC, Green Thumb Management, LLC, Pharm Ingram, LLC and Sensible Growth, LLC as Guarantors (collectively, the "Existing Guarantors"), without having received this Guaranty executed by Guarantor as an inducement to Landlord.

(d)             By this Guaranty, effective retroactively to the commencement of the Lease, Guarantor intends to absolutely, unconditionally and irrevocably guarantee the full, timely, and complete (i) payment of all rent and other sums required to be paid by Tenant under the Lease and any other indebtedness of Tenant, (ii) performance of all other terms, covenants, conditions and obligations of Tenant arising out of the Lease and all foreseeable and unforeseeable damages that may arise as a foreseeable or unforeseeable consequence of any non-payment, non-performance or non-observance of, or non-compliance with, any of the terms, covenants, conditions or other obligations described in the Lease (including, without limitation, all attorneys' fees and disbursements and all litigation costs and expenses incurred or payable by Landlord or for which Landlord may be responsible or liable, or caused by any such default), and (iii) payment of any and all expenses (including reasonable attorneys' fees and expenses and litigation expenses) incurred by Landlord in enforcing any of the rights under the Lease or this Guaranty within five (5) days after Landlord's demand thereafter (collectively, the "Guaranteed Obligations"). For the avoidance of doubt, the Guaranteed Obligations expressly include all of the “Guaranteed Obligations” (as defined in each of the Existing Guaranties) of the Existing Guarantors under the Existing Guaranties being terminated concurrently herewith.

2.            Guaranty. Effective for Guaranteed Obligations accruing before, on and after the Execution Date (as such term is defined under the Lease), Guarantor absolutely, unconditionally and irrevocably guarantees, as principal obligor and not merely as surety, to Landlord, the full, timely and unconditional payment and performance, of the Guaranteed Obligations strictly in accordance with the terms of the Lease, as such Guaranteed Obligations may be modified, amended, extended or renewed from time to time. This is a Guaranty of payment and performance and not merely of collection. Guarantor agrees that Guarantor is primarily liable for and responsible for the payment and performance of the Guaranteed Obligations. Guarantor shall be bound by all of the provisions, terms, conditions, restrictions and limitations contained in the Lease which are to be observed or performed by Tenant, the same as if Guarantor was named therein as Tenant with joint and several liability with Tenant, and any remedies that Landlord has under the Lease against Tenant shall apply to Guarantor as well. If Tenant defaults in any Guaranteed Obligation under the Lease, Guarantor shall in lawful money of the United States, pay to Landlord on demand the amount due and owing under the Lease. Guarantor waives any rights to notices of acceptance, modifications, amendment, extension or breach of the Lease. If Guarantor is a natural person, it is expressly agreed that this guaranty shall survive the death of such guarantor and shall continue in effect. The obligations of Guarantor under this Guaranty are independent of the obligations of Tenant or any other guarantor. Guarantor acknowledges that this Guaranty and Guarantor's obligations and liabilities under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects and shall be the separate and independent undertaking of Guarantor without regard to the genuineness, validity, legality or enforceability of the Lease, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations and liabilities of Guarantor under this Guaranty or the obligations or liabilities of any other person or entity (including, without limitation, Tenant) relating to this Guaranty or the obligations or liabilities of Guarantor hereunder or otherwise with respect to the Lease or to Tenant. Guarantor hereby absolutely, unconditionally and irrevocably waives any and all rights it may have to assert any defense, set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guaranty or the obligations or liabilities of Guarantor under this Guaranty or the obligations or liabilities of any other person or entity (including, without limitation, Tenant) relating to this Guaranty or the obligations or liabilities of Guarantor under this Guaranty or otherwise with respect to the Lease, in any action or proceeding brought by the holder hereof to enforce the obligations or liabilities of Guarantor under this Guaranty. This Guaranty sets forth the entire agreement and understanding of Landlord and Guarantor, and Guarantor acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations or liabilities of Guarantor under this Guaranty. The obligations of Guarantor under this Guaranty shall be continuing and irrevocable (a) during any period of time when the liability of Tenant under the Lease continues, and (b) until all of the Guaranteed Obligations have been fully discharged by payment, performance or compliance. If at any time all or any part of any payment received by Landlord from Tenant or Guarantor or any other person under or with respect to the Lease or this Guaranty has been refunded or rescinded pursuant to any court order, or declared to be fraudulent or preferential, or are set aside or otherwise are required to be repaid to Tenant, its estate, trustee, receiver or any other party, including as a result of the insolvency, bankruptcy or reorganization of Tenant or any other party (an "Invalidated Payment"), then Guarantor's obligations under the Guaranty shall, to the extent of such Invalidated Payment be reinstated and deemed to have continued in existence as of the date that the original payment occurred. This Guaranty shall not be affected or limited in any manner by whether Tenant may be liable, with respect to the Guaranteed Obligations individually, jointly with other primarily, or secondarily.

3.            No Impairment of Guaranteed Obligations. Guarantor further agrees that Guarantor's liability for the Guaranteed Obligations shall in no way be released, discharged, impaired or affected or subject to any counterclaim, setoff or deduction by (a) any waiver, consent, extension, indulgence, compromise, release, departure from or other action or inaction of Landlord under or in respect of the Lease or this Guaranty, or any obligation or liability of Tenant, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect to the Lease or this Guaranty, (b) any change in the time, manner or place of payment or performance of the Guaranteed Obligations, (c) the acceptance by Landlord of any additional security or any increase, substitution or change therein, (d) the release by Landlord of any security or any withdrawal thereof or decrease therein, (e) any assignment of the Lease or any subletting of all or any portion of the Leased Premises (with or without Landlord's consent), (f) any holdover by Tenant beyond the term of the Lease (g) any termination of the Lease, (h) any release or discharge of Tenant in any bankruptcy, receivership or other similar proceedings, (i) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy or of any remedy for the enforcement of Tenant's liability under the Lease resulting from the operation of any present or future provisions of any bankruptcy code or other statute or from the decision in any court, or the rejection or disaffirmance of the Lease in any such proceedings, (j) any merger, consolidation, reorganization or similar transaction involving Tenant, even if Tenant ceases to exist as a result of such transaction, (k) the change in the corporate relationship between Tenant and Guarantor or any termination of such relationship, (l) any change in the direct or indirect ownership of all or any part of the shares in Tenant, or (m) to the extent permitted under applicable law, any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, which might otherwise constitute a legal or equitable defense or discharge of the liabilities of Guarantor or which might otherwise limit recourse against Guarantor. Guarantor further understands and agrees that Landlord may at any time enter into agreements with Tenant to amend and modify the Lease, and may waive or release any provision or provisions of the Lease, and, with reference to such instruments, may make and enter into any such agreement or agreements as Landlord and Tenant may deem proper and desirable, without in any manner impairing or affecting this Guaranty or any of Landlord's rights hereunder or Guarantor's obligations hereunder, unless otherwise agreed in writing thereunder or under the Lease.

4.            Remedies.

a)               If Tenant defaults with respect to the Guaranteed Obligations, and if Guarantor does not fulfill Tenant's obligations immediately upon its receipt of written notice of such default from Landlord, Landlord may at its election proceed immediately against Guarantor, Tenant, or any combination of Tenant, Guarantor, and/or any other guarantor. It is not necessary for Landlord, in order to enforce payment and performance by Guarantor under this Guaranty, first or contemporaneously to institute suit or exhaust remedies against Tenant or other liable for any of the Guaranteed Obligations or to enforce rights against any collateral securing any of it. Guarantor hereby waives any right to require Landlord to join Tenant in any action brought hereunder or to commence any action against or obtain any judgment against Tenant or to pursue any other remedy or enforce any other right. If any portion of the Guaranteed Obligations terminates and Landlord continues to have any rights that it may enforce against Tenant under the Lease after such termination, then Landlord may at its election enforce such rights against Guarantor. Unless and until all Guaranteed Obligations have been fully satisfied, Guarantor shall not be released from its obligations under this Guaranty irrespective of: (i) the exercise (or failure to exercise) by Landlord of any of Landlord's rights or remedies (including, without limitation, compromise or adjustment of the Guaranteed Obligations or any part thereof); or (ii) any release by Landlord in favor of Tenant regarding the fulfillment by Tenant of any obligation under the Lease.

b)               Notwithstanding anything in the foregoing to the contrary, Guarantor hereby covenants and agrees to and with Landlord that Guarantor may be joined in any action by or against Tenant in connection with the Lease. Guarantor also agrees that, in any jurisdiction, it will be conclusively bound by the judgment in any such action by or against Tenant (wherever brought) as if Guarantor were a party to such action even though Guarantor is not joined as a party in such action.

5.            Waivers. With the exception of the defense of prior payment, performance or compliance by Tenant or Guarantor of or with the Guaranteed Obligations which Guarantor is called upon to pay or perform, or the defense that Landlord's claim against Guarantor is barred by the applicable statute of limitations, Guarantor hereby waives and releases all defenses of the law of guaranty or suretyship to the extent permitted by law.

6.            Rights Cumulative. All rights, powers and remedies of Landlord under this Guaranty shall be cumulative and in addition to all rights, powers and remedies given to Landlord by law.

7.            Representations and Warranties. Guarantor hereby represents and warrants that (a) Guarantor has goods and net worth that are sufficient to enable Guarantor to promptly perform all of the Guaranteed Obligations as and when they are due; (b) Landlord has made no representation to Guarantor as to the creditworthiness or financial condition of Tenant; (c) Guarantor has full power to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary action to authorize the execution, delivery and performance of this Guaranty; (d) Guarantor's execution and delivery of, and the performance of its obligations under, this Guaranty does not conflict with or violate any of Guarantor's organizational documents, or any contract, agreement or decree which Guarantor is a party to or which is binding on Guarantor; (e) the individual executing this Guaranty on behalf of Guarantor has the authority to bind Guarantor to the terms and conditions of this Guaranty; (f) Guarantor has been represented by counsel of its choice in connection with this Guaranty; (g) this Guaranty when executed and delivered shall constitute the legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with its terms; and (h) there is no action, suit, or proceeding pending or, to the knowledge of Guarantor, threatened against Guarantor before or by any governmental authority which questions the validity or enforceability of, or Guarantor's ability to perform under, this Guaranty.

8.            Subordination. In the event of Tenant's insolvency or the disposition of the assets of Tenant, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Tenant applicable to the payment of all claims of Landlord and/or Guarantor shall be paid to Landlord and shall be first applied by Landlord to the Guaranteed Obligations. Any indebtedness of Tenant now or hereafter held by Guarantor, whether as original creditor or assignee or by way of subrogation, restitution, reimbursement, indemnification or otherwise, is hereby subordinated in right of payment to the Guaranteed Obligations. So long as an uncured event of default exists under the Lease, (a) at Landlord's written request, Guarantor shall cause Tenant to pay to Landlord all or any part of any funds invested in or loaned to Tenant by Guarantor which Guarantor is entitled to withdraw or collect and (b) any such indebtedness or other amount collected or received by Guarantor shall be held in trust for Landlord and shall forthwith be paid over to Landlord to be credited and applied against the Guaranteed Obligations. Subject to the foregoing, Guarantor shall be entitled to receive from Landlord any amounts that are, from time to time, due to Guarantor in the ordinary course of business. Until all of Tenant's obligations under the Lease are fully performed, Guarantor shall have no right of subrogation against Tenant by reason of any payments, acts or performance by Guarantor under this Guaranty. The parties also agree the provisions of Section 3.2.4 of the Lease shall be incorporated herein by reference.

9.            Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of Arizona, United States of America, without regard to principles of conflicts of laws. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY.

10.          Attorneys' Fees. In the event any litigation or other proceeding ("Proceeding") is initiated by any party against any other party to enforce this Guaranty, the prevailing party in such Proceeding shall be entitled to recover from the unsuccessful party all costs, expenses, and actual reasonable attorneys' fees relating to or arising out of such Proceeding.

11.          Federal Enforcement. Reference is hereby made to the provisions of Section 35.19 of the Lease, which are hereby incorporated herein by reference.

12.          Modification. This Guaranty may be modified only by a contract in writing executed by Guarantor and Landlord.

13.          Invalidity. If any provision of the Guaranty shall be invalid or unenforceable, the remainder of this Guaranty shall not be affected by such invalidity or unenforceability. In the event, and to the extent, that this Guaranty shall be held ineffective or unenforceable by any court of competent jurisdiction, then Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if Guarantor were expressly named as a co-tenant therein with joint and several liability.

14.          Successors and Assigns. Unless otherwise agreed in writing or under the Lease, this Guaranty shall be binding upon and shall inure to the benefit of the successors-in-interest and assigns of each party to this Guaranty.

15.          Notices. Any notice, consent, demand, invoice, statement or other communication required or permitted to be given hereunder shall be in writing and shall be given by (a) personal delivery, (b) overnight delivery with a reputable international overnight delivery service, such as FedEx, or (c) facsimile or email transmission, so long as such transmission is followed within one (1) business day by delivery utilizing one of the methods described in subsections (a) or (b). Any such notice, consent, demand, invoice, statement or other communication shall be deemed delivered (x) upon receipt, if given in accordance with subsection (a); (y) one business (1) day after deposit with a reputable international overnight delivery service, if given if given in accordance with subsection (b); or (z) upon transmission, if given in accordance with subsection (c). Except as otherwise stated in this Guaranty, any notice, consent, demand, invoice, statement or other communication required or permitted to be given pursuant to this Guaranty shall be addressed to Guarantor or Landlord at the address set forth above in the introductory paragraph of this Guaranty. Either party may, by notice to the other given pursuant to this Section, specify additional or different addresses for notice purposes.

16.          Waiver. Any waiver of a breach or default under this Guaranty must be in a writing that is duly executed by Landlord and shall not be a waiver of any other default concerning the same or any other provision of this Guaranty. No delay or omission in the exercise of any right or remedy shall impair such right or remedy or be construed as a waiver.

17.          Withholding. Unless otherwise agreed in the Lease, any and all payments by Guarantor to Landlord under this Guaranty shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto (collectively, "Taxes"). If Guarantor shall be required by any applicable laws to deduct any Taxes from or in respect of any sum payable under this Guaranty to Landlord: (a) the sum payable shall be increased as necessary so that after making all required deductions, the Landlord receives an amount equal to the sum it would have received had no such deductions been made; (b) Guarantor shall make such deductions; and (c) Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable laws.

18.          Financial Condition of Tenant. Landlord shall have no obligation to disclose or discuss with Guarantor Landlord's assessment of the financial condition of Tenant. Guarantor has adequate means to obtain information from Tenant on a continuing basis concerning the financial condition of Tenant and its ability to perform its Guaranteed Obligations, and Guarantor assumes responsibility for being and keeping informed of Tenant's financial condition and of all circumstances bearing upon the risk of Tenant's failure to perform the Guaranteed Obligations.

19.          Bankruptcy. So long as the Guaranteed Obligations remain outstanding, Guarantor shall not, without Landlord's prior written consent, commence or join with any other person in commencing any bankruptcy or similar proceeding of or against Tenant. Guarantor's obligations hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any bankruptcy or similar proceeding (voluntary or involuntary) involving Tenant or by any defense that Tenant may have by reason of an order, decree or decision of any court or administrative body resulting from any such proceeding. To the fullest extent permitted by law, Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay to Landlord or allow the claim of Landlord in respect of any interest, fees, costs, expenses or other Guaranteed Obligations accruing or arising after the date on which such case or proceeding is commenced.

20.          Conveyance or Transfer. Guarantor shall not convey, sell, lease or transfer any of its properties or assets to any person or entity to the extent that such conveyance, sale, lease or transfer could have a material adverse effect on Guarantor's ability to fulfill any of the Guaranteed Obligations. To ensure the legal operation of the Premises in compliance with the AMMA, Landlord has authorized Tenant to license the Premises to a Guarantor of the Lease that is duly awarded a Medical Marijuana Dispensary Registration Certificate or other License pursuant to Section 7 of the Authorization for Use of the Premises attached as Exhibit “F” to the Lease, subject to the terms and conditions of the Lease, including the terms and conditions of such Exhibit, for the sole purpose of ensuring the Premises maintains the necessary approval to operate in compliance with the AMMA. However, nothing herein is intended to limit the rights or remedies of Landlord pursuant to this Guaranty nor authorize Tenant to license the Premises in a manner that would violate this Section 20.

22.          Financials. To induce Landlord to enter into the Lease, Guarantor shall provide to Landlord all information as required to be provided by Tenant and/or Guarantor pursuant to Section 35.1 of the Lease, subject to all conditions set forth in that Section.

23.          Joint and Several Liability. Guarantor's liability under this Guaranty shall be joint and several with any and all other Guarantors in accordance with the terms and conditions of the Lease.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be signed by its respective officer thereunto duly authorized, all as of the date first written above.

GUARANTOR

THE PHARM, LLC,

a Delaware limited liability company

By:
Name:
Title: